                            TEXSTAR PETROLEUM, INC.
                                BENZ ENERGY LTD.
                             CALIBRE ENERGY, L.L.C.


                                November 4, 1998

BOCP Energy Partners, L.P.
EnCap Energy Capital Fund III, L.P.
1100 Louisiana Street, Suite 3150
Houston, Texas  77002

Gentlemen:

     In this letter the following terms have the following definitions:

          "Bank One" means Bank One, Texas, National Association.

          "Bank One Credit Facility" means the loan facility extended by Bank One to Borrower under the Bank One Loan Agreement.

          "Bank One Loan Agreement" means that certain Loan Agreement dated as of July 17, 1997, between Borrower and Bank One, as from time to time amended or supplemented (including without limitation, as amended concurrently herewith).

          "Benz" means Benz Energy Ltd., a corporation existing under the laws of the Yukon Territory, Canada.

          "Benz Entities" means Borrower, the Guarantors/Shareholders, and all of their respective past or present shareholders, members, partners, officers, directors, employees, attorneys, agents, representatives, subsidiaries, parents, investors, participants, successors, assigns, and affiliates or associated entities of whatever kind.

          "BOCP" means BOCP Energy Partners, L.P.

          "Borrower" means Texstar Petroleum, Inc., a Texas corporation.

          "Calibre" means Calibre Energy, L.L.C., a Texas limited liability company.

          "Collateral" means all collateral or security given by Borrower or any Guarantor/Shareholder under any of the Loan Documents to secure the payment or performance of any indebtedness or obligations owing by Borrower or any Guarantor/Shareholder under any of the Loan Documents.

          "EnCap III LP" means EnCap Energy Capital Fund III, L.P.

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BOCP Energy Partners, L.P.
EnCap Energy Capital Fund III, L.P.
November 4, 1998
Page 2

          "EnCap Credit Agreement" means that certain Credit Agreement made as of October 9, 1997, as from time to time amended or supplemented, by and among Borrower, as borrower, Benz and Calibre, as guarantors, and EnCap III LP, as lender.

          "Guarantors/Shareholders" means Benz, Calibre, Benz Properties Ltd., Prentis B. Tomlinson, Jr., individually, Texstar Holdings, L..L.C. (f/ka Texstar Petroleum, L.L.C.), Prentis B. Tomlinson, Jr., Trustee of and on behalf of The Slattery Trust, Prentis B. Tomlinson, Jr., Trustee of and on behalf of The Ruston Trust, Prentis B. Tomlinson, Jr., Trustee of and on behalf of The Houston Trust and Heather J. Tomlinson, Trustee of and on behalf of The Starbucks Trust.

          "Investor Entities" means BOCP, EnCap III LP, Bank One, and all of their respective past or present members, partners, shareholders, officers, directors, employees, attorneys, agents, representatives, subsidiaries, parents, investors, participants, successors, assigns, and affiliates or associated entities of whatever kind.

          "Loan Documents" means all "Loan Documents" as defined in the EnCap Credit Agreements, all "Loan Documents" as defined in the Bank One Loan Agreement, and all other documents or instruments at any time given or entered into by Borrower or any Guarantor/Shareholder in connection with any of the foregoing.

          "Oakvale Success" means the occurrence of all of the following: (a) one or both of the Oakvale Wells is drilled to the base of the H-6 sand in the Hosston formation, (b) either or both of the Oakvale Wells so drilled is completed as a producer in one or more new zones not currently being produced from Borrower's Byrd No. 1 Well, and (c) Ryder Scott Company assigns at least 9.5 billion cubic feet of new proved producing reserves of natural gas to Borrower's net revenue interests in either (or both, collectively) of such completed Oakvale Wells.

          "Oakvale Wells" means (a) Borrower's well named the "Howell Petroleum 32-4 No. 1" that, as of October 26, 1998, is being drilled on Borrower's Howell Petroleum Co. lease in Jefferson Davis County, Mississippi, and (b) Borrower's well named the "Fortenberry 32-13 No. 1" that, as of October 26, 1998, is being drilled on Borrower's Fortenberry lease in Jefferson Davis County, Mississippi.

          "Released Claims" means any and all claims, demands, and causes of action of whatever kind or character which any Benz Entity has, or may have in the future, based on any actions, failures to act, or events that have occurred prior to the effective date hereof, which in any way relate to or are based upon any of the following: (1) the EnCap Credit Agreement or any other Loan Document, (2) the making of any loans or advances

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BOCP Energy Partners, L.P.
EnCap Energy Capital Fund III, L.P.
November 4, 1998
Page 3

     thereunder or the failure or refusal to make any loans or advances thereunder, (3) any actual, claimed, threatened, or alleged exercise by any Investor Entity of any of its rights or remedies under or in connection with the EnCap Credit Agreement, any of the other Loan Documents, or any Collateral, (4) any other transactions of any kind among any of the Benz Entities and any of the Investor Entities, or (5) any actual or alleged negotiations, discussions, representations, warranties, promises, or other undertakings by any Investor Entity in connection with any of the foregoing; provided that the "Released Claims" shall not include any rights of Benz under Articles VII, XI, XII and XVIII of that certain Purchase and Sale Agreement dated January 23, 1998, by and between Lasco Energy Partners, L.P., as seller, and Benz, as buyer.

          "Standstill Period" means the period from the date hereof through and including February 28, 1999.

          "Warrants" means all of those Stock Purchase Warrants issued by Benz to EnCap III LP, to BOCP, to EnCap Energy Capital Fund-B, L.P., and to Energy Capital Investment Company PLC on or before the date hereof.

     Borrower and Benz desire to increase the amount available for borrowing under the Bank One Credit Facility by $2,000,000 and, to that end, have requested BOCP to purchase a $2,000,000 participation in the Bank One Credit Facility. Borrower and Benz have also requested that in the event Borrower fails to pay any portion of the $1,500,000 prepayment due under the Bank One Credit Facility on December 18, 1998, BOCP purchase on such date an additional participation in the Bank One Credit Facility in an amount equal to that portion of such prepayment not made on such date, such participation not to exceed $1,500,000. Borrower, Calibre and Benz have also requested EnCap III LP to extend the maturity of the EnCap Credit Agreement until the end of the Standstill Period. In order to induce BOCP and EnCap III LP to do so, and in consideration of such purchase by BOCP and of the covenants and agreements set out below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the Guarantors/Shareholders, BOCP and EnCap III LP hereby agree as follows for the benefit of each other and for the benefit of each of the Investor
Entities:

1. BOCP hereby agrees to purchase a $2,000,000 participation interest in the Bank One Credit Facility on the terms set out in the participation agreement attached hereto as Annex C, provided that (a) Borrower and Bank One concurrently enter into a Third Amendment to Letter Loan Agreement in the form attached as Annex D hereto and (b) Borrower satisfies the conditions set out in paragraph 10 of such Third Amendment. BOCP hereby further agrees that in the event Borrower fails to pay any portion of the $1,500,000 prepayment due under the Bank One Credit Facility on December 18, 1998,

BOCP Energy Partners, L.P.
EnCap Energy Capital Fund III, L.P.
November 4, 1998
Page 4

     BOCP shall on such date purchase an additional participation in the Bank One Credit Facility in an amount equal to that portion of such prepayment not made on or prior to such date, such participation not to exceed $1,500,000, on the same terms set out in the participation agreement attached hereto as Annex C, PROVIDED that (i) such participation shall not increase the outstanding indebtedness under the Bank One Credit Facility and (ii) no default exists under the EnCap Credit Agreement as of such date, other than (a) the Disclosed Defaults (as defined below), (b) a Default or Event of Default under Section 8.1(g) of the EnCap Credit Agreement, so long as neither Bank One nor any other Person has taken any action or otherwise commenced the enforcement of any obligation or the exercise of any remedy with respect to any obligation as a result of such underlying failure constituting such Default or Event of Default under such Section 8.1(g), (c) the creation or assumption of any statutory Liens for taxes, statutory mechanics' and materialmen's Liens in violation of Section 7.3(c) securing Indebtedness not in excess of $100,000 individually or $250,000 in the aggregate, other than Indebtedness owing to 3-D Directional Drilling Inc., Neighbors Drilling USA, Inc. or Scientific Drilling International, Inc., in which case such Liens shall secure Indebtedness not in excess of $400,000 individually or in the aggregate, (d) the failure of an Oakvale Success to occur on or prior to such date.

2. EnCap III LP, Borrower, Benz and Calibre hereby amend Section 1.1 of the EnCap Credit Agreement to replace the definition of "Maturity Date" in the EnCap Credit Agreement with the following new definition:

          "MATURITY DATE" MEANS FEBRUARY 28, 1999.

     The Guarantors/Shareholders hereby consent to such amendment.

3. Borrower has notified EnCap III LP of certain specified defaults that presently exist under the EnCap Credit Agreement (the "Disclosed Defaults") and has requested waivers with respect thereto. EnCap III LP has not waived or agreed to waive any of the Disclosed Defaults (nor does it have any obligation to do so), but EnCap III LP does hereby agree that, during the Standstill Period, it will not accelerate the maturity of the loans outstanding under the EnCap Credit Agreement because of any Disclosed Default or foreclose any of its liens (or otherwise exercise any of its remedies against collateral) because of any Disclosed Default.

4. Borrower and the Guarantors/Shareholders -- on behalf of themselves and, to the extent they are permitted by law or are otherwise expressly authorized to do so, on behalf of all other Benz Entities -- hereby ratify and confirm each of the Loan Documents in all respects, waive any defenses, set-offs or counterclaims with respect to the Loan

BOCP Energy Partners, L.P.
EnCap Energy Capital Fund III, L.P.
November 4, 1998
Page 5

     Documents or any of the indebtedness thereunder, and ratify and confirm all liens and security interests with respect to the Collateral heretofore given by any of them to or for the benefit of any Investor Entity. Borrower and the Guarantors/Shareholders hereby agree not to challenge the validity, priority or enforceability of the Loan Documents or of any liens or security interests at any time given to any Investor Entity with respect to any Collateral.

5. The Bank One Loan Agreement provides that Borrower may, with BOCP's consent, defer interest on "Tranche B" thereunder until the maturity of the Bank One Credit Facility. BOCP hereby agrees to give its consent to such deferral (in the form attached hereto as Annex A) whenever requested by Borrower, provided that Benz first executes and delivers to EnCap III LP an amendment to the Warrants in the form attached hereto as Annex B, together with a copy (certified by Benz's Secretary) of resolutions of Benz's Board of Directors expressly authorizing such amendment.

6. BORROWER AND THE GUARANTORS/SHAREHOLDERS -- ON BEHALF OF THEMSELVES AND, TO THE EXTENT THEY ARE PERMITTED BY LAW OR ARE OTHERWISE EXPRESSLY AUTHORIZED TO DO SO, ON BEHALF OF ALL OTHER BENZ ENTITIES -- HEREBY GENERALLY RELEASE AND FOREVER DISCHARGE THE INVESTOR ENTITIES FROM ANY AND ALL RELEASED CLAIMS. THIS RELEASE IS TO BE CONSTRUED AS THE BROADEST TYPE OF GENERAL RELEASE AND COVERS AND RELEASES ANY AND ALL RELEASED CLAIMS, WHETHER KNOWN OR UNKNOWN AND HOWEVER OR WHENEVER ARISING, WHETHER BY CONTRACT OR AGREEMENT, AT LAW OR UNDER ANY STATUTE (INCLUDING WITHOUT LIMITATION ANY LAW OR STATUTE PERTAINING TO NEGLIGENCE, GROSS NEGLIGENCE, STRICT LIABILITY, FRAUD, DECEPTIVE TRADE PRACTICES, NEGLIGENT MISREPRESENTATION, SECURITIES VIOLATIONS, BREACH OF FIDUCIARY DUTY, BREACH OF CONTRACT, TRADE REGULATION, REGULATION OF BUSINESS OR COMPETITION, CONSPIRACY OR RACKETEERING), OR OTHERWISE ARISING, AND EXPRESSLY INCLUDING ANY CLAIMS FOR PUNITIVE OR EXEMPLARY DAMAGES, ATTORNEYS' FEES, OR PENALTIES. TO THE EXTENT THAT ANY RELEASED CLAIMS WITH RESPECT TO ANY INVESTOR ENTITY HAVE NOT BEEN RELEASED BY THIS LETTER AGREEMENT,

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BOCP Energy Partners, L.P.
EnCap Energy Capital Fund III, L.P.
November 4, 1998
Page 6

     BORROWER AND THE GUARANTORS/SHAREHOLDERS HEREBY ASSIGN SUCH RELEASED CLAIMS TO SUCH INVESTOR ENTITY.

7. Borrower, the Guarantors/Shareholders, BOCP and EnCap III LP agree that upon the written demand of any party, whether made before or after the institution of any legal proceedings, but prior to the rendering of any judgment in that proceeding, all disputes, claims and controversies between any of them, whether individual, joint, or class in nature, arising from any Loan Document or otherwise, including without limitation contract disputes and tort claims, shall be resolved by binding arbitration pursuant to the Commercial Rules of the American Arbitration Association ("AAA"). Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in Houston, Texas, or at any other place selected by mutual agreement of the parties. This arbitration provision shall not limit the right of any party during any dispute, claim or controversy to seek, use, and employ ancillary, or preliminary rights and/or remedies, judicial or otherwise, and any such action shall not be deemed an election of remedies. Such remedies include, without limitation, obtaining injunctive relief or a temporary restraining order, invoking a power of sale under any deed or trust or mortgage, obtaining a writ of attachment or imposition of a receivership, or exercising any rights relating to personal property, including exercising the right of set-off, or taking or disposing of such property with or without judicial process pursuant to the Uniform Commercial Code. Any disputes, claims or controversies concerning the lawfulness or reasonableness of an act, or exercise of any right or remedy concerning any mortgaged property, including any claim to rescind, reform, or otherwise modify any agreement relating to any mortgaged property, shall also be arbitrated, provided, however, that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.

8. EACH OF BORROWER, THE GUARANTORS/SHAREHOLDERS, ENCAP III LP AND BOCP HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVES AND RELEASES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER ANY "SPECIAL DAMAGES", AS DEFINED BELOW, FROM ANY OTHER PARTY HERETO IN RESPECT OF ANY

BOCP Energy Partners, L.P.
EnCap Energy Capital Fund III, L.P.
November 4, 1998
Page 7

     LITIGATION (INCLUDING ARBITRATION PROCEEDINGS) BASED ON, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH, ANY ACTIONS, FAILURES TO ACT, OR EVENTS AT ANY TIME OCCURRING (WHETHER BEFORE, AT OR AFTER THE EFFECTIVE DATE HEREOF) WHICH IN ANY WAY RELATE TO OR ARE BASED UPON ANY OF THE FOLLOWING: (1) THE ENCAP CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT, (2) THE MAKING OF ANY LOANS OR ADVANCES THEREUNDER OR THE FAILURE OR REFUSAL TO MAKE ANY LOANS OR ADVANCES THEREUNDER, (3) ANY ACTUAL, CLAIMED, THREATENED, OR ALLEGED EXERCISE BY ANY INVESTOR ENTITY OF ANY OF ITS RIGHTS OR REMEDIES UNDER OR IN CONNECTION WITH THE ENCAP CREDIT AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR ANY COLLATERAL, (4) ANY OTHER TRANSACTIONS OF ANY KIND AMONG ANY OF THE BENZ ENTITIES AND ANY OF THE INVESTOR ENTITIES, OR (5) ANY ACTUAL OR ALLEGED NEGOTIATIONS, DISCUSSIONS, REPRESENTATIONS, WARRANTIES, PROMISES, OR OTHER UNDERTAKINGS BY ANY PARTY HERETO IN CONNECTION WITH ANY OF THE FOREGOING. AS USED IN THIS LETTER "SPECIAL DAMAGES" INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS WHICH ANY PARTY HERETO HAS IN ANY LOAN DOCUMENT OR OTHER DOCUMENT, SECURITY OR INSTRUMENT EXPRESSLY PROMISED TO PAY OR DELIVER.

9. EACH OF BORROWER, THE GUARANTORS/SHAREHOLDERS, ENCAP III LP AND BOCP HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED THEREBY OR ASSOCIATED THEREWITH, BEFORE OR

BOCP Energy Partners, L.P.
EnCap Energy Capital Fund III, L.P.
November 4, 1998
Page 8

     AFTER MATURITY, AND CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE WAIVERS IN THIS PARAGRAPH AND THE FOREGOING PARAGRAPH, AND ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS LETTER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY BY, AMONG OTHER THINGS, THE ARBITRATION PROVISIONS, MUTUAL WAIVERS, AND CERTIFICATIONS CONTAINED IN THIS PARAGRAPH AND THE TWO PRECEDING PARAGRAPHS.

10. Borrower and the Guarantors/Shareholders hereby represent and warrant to BOCP and EnCap III LP that this letter agreement has been duly authorized in all respects, does not conflict with any obligation or duty owed by any of them, and is enforceable in accordance with its terms.

11. Borrower has requested BOCP to increase its participation interest in the Bank One Credit Facility from $2,000,000 to as much as $6,000,000, allowing Bank One to increase its advances thereunder by up to $4,000,000. From an economic perspective -- assuming that Borrower and BOCP can, using commercially reasonable criteria, agree upon the expenditures to be made with such new funds, that an Oakvale Success occurs, and that Borrower is successful in reducing its general and administrative expenses and its expenditures for seismic and leasing activities -- BOCP is willing to make reasonable efforts to do so, provided that the consent and cooperation of Bank One can be obtained, that appropriate documentation can be completed to evidence such additional participation and advances, that the relevant persons (including Borrower and BOCP) can agree upon how to deal with the "NPI Conveyances" referred to in the EnCap Credit Agreement, and that appropriate arrangements are made with respect to Benz's corporate governance following the end of the Standstill Period, all to the satisfaction of Borrower and BOCP. Borrower and BOCP agree to work together after the execution of this letter to try to quickly resolve the foregoing issues and complete such documentation to the satisfaction of each, but all of the parties hereto understand and agree that neither Borrower nor BOCP shall have any liability as a result of any failure to resolve such issues or to complete such documentation.

12. As an alternative to the participation described in the preceding paragraph, Borrower has requested EnCap III LP to advance additional funds of up to $4,000,000 to Borrower

BOCP Energy Partners, L.P.
EnCap Energy Capital Fund III, L.P.
November 4, 1998
Page 9

     during the Standstill Period. From an economic perspective -- assuming that Borrower and EnCap III LP can, using commercial reasonable criteria, agree upon the expenditures to be made with such new funds, that an Oakvale Success occurs, and that Borrower is successful in reducing its general and administrative expenses and its expenditures for seismic and leasing activities - EnCap III LP is willing to make reasonable efforts to do so, provided that certain issues can first be resolved. These issues are obtaining the consent and cooperation of Bank One and the holders of certain debentures and notes issued by Benz, confirmation to EnCap III LP's satisfaction that such advances will be secured with the same priority as the indebtedness presently outstanding under the EnCap Credit Agreement, the completion of appropriate documentation to evidence such advances, with terms and conditions substantially the same as the EnCap Credit Agreement and otherwise reasonably satisfactory to both EnCap III LP and Borrower, agreement by all relevant persons (including Borrower and EnCap III LP) upon how to deal with the "NPI Conveyances" referred to in the EnCap Credit Agreement, and the making of appropriate arrangements with respect to Benz's corporate governance following the end of the Standstill Period, all to the satisfaction of Borrower and EnCap III LP. Borrower and EnCap III LP agree to work together after the execution of this letter to try to quickly resolve the foregoing issues and complete such documentation to the satisfaction of each, but all of the parties hereto understand and agree that neither Borrower nor EnCap III LP shall have any liability as a result of any failure to resolve such issues or to complete such documentation.

13. Benz has informed EnCap III LP and BOCP that Benz is interested in obtaining long term funding for its drilling prospects and operations through a merger or similar combination with another oil and gas company and that Benz has begun informal discussions of such a merger with at least one other company. Benz agrees to keep EnCap III LP and BOCP informed about any such merger discussions and about the terms thereof, including without limitation any post-closing price adjustments that Benz may choose to negotiate, and EnCap III LP and BOCP agree not to discuss such a merger of Benz with any third parties unless Benz has been notified that discussions with such third party may occur. All parties hereto understand and agree that the ultimate decision about whether or not to proceed with any such merger or combination, and about the terms thereof, will be made by Benz's board of directors and shareholders.

14. Borrower hereby agrees to provide to EnCap III LP and to Bank One, within five business days after the end of every two-week period, schedules showing all of its accounts payable (in any categories) at the end of such period and all payments made on its accounts payable during such period. The first such report shall be due on November 20, 1998 with respect to the two-week ending November 13, 1998. Borrower also agrees to provide to EnCap III LP and to Bank One, within fifteen days after the end of every calendar month, a schedule showing all of its accounts receivable (in any categories) at

BOCP Energy Partners, L.P.
EnCap Energy Capital Fund III, L.P.
November 4, 1998
Page 10

     the end of such month. The first such report shall be due on December 15, 1998 with respect to the month of November 1998.

15. This letter agreement shall be governed by and construed under the laws of the State of Texas and of the United States of America. This letter agreement may be executed in multiple counterparts and by the different parties hereto in separate counterparts, all of which shall constitute one and the same agreement. This letter agreement shall take effect upon its execution by all parties hereto.

     Please execute a counterpart of this letter in the space provided below to evidence your agreement to the foregoing.

                         TEXSTAR PETROLEUM, INC.

                         By: /s/ Prentis B. Tomlinson, Jr.
                             -----------------------------
                         Prentis B. Tomlinson, Jr., Chief Executive Officer


                         BENZ ENERGY LTD.

                         By: /s/ Prentis B. Tomlinson, Jr.
                             -----------------------------
                         Prentis B. Tomlinson, Jr., Chairman


                         CALIBRE ENERGY, L.L.C.

                         By: /s/ L. E. Walker
                             -----------------------------
                         L. E. Walker, Manager and President


                         BENZ PROPERTIES LTD.

                         By: /s/ Prentis B. Tomlinson, Jr.
                             -----------------------------
                         Prentis B. Tomlinson, Jr., President


                         /s/ Prentis B. Tomlinson, Jr.
                         -----------------------------
                         PRENTIS B. TOMLINSON, JR.

BOCP Energy Partners, L.P.
EnCap Energy Capital Fund III, L.P.
November 4, 1998
Page 11

                         TEXSTAR HOLDINGS, L.L.C.

                         By: /s/ Prentis B. Tomlinson, Jr.
                             ------------------------------
                         Prentis B. Tomlinson, Jr., President


                         /s/ Prentis B. Tomlinson, Jr.
                         ----------------------------------
                         PRENTIS B. TOMLINSON, JR., TRUSTEE
                         FOR AND ON BEHALF OF THE SLATTERY TRUST


                         /s/ Prentis B. Tomlinson, Jr.
                         ----------------------------------
                         PRENTIS B. TOMLINSON, JR., TRUSTEE
                         FOR AND ON BEHALF OF THE RUSTON TRUST


                         /s/ Prentis B. Tomlinson, Jr.
                         ----------------------------------
                         PRENTIS B. TOMLINSON, JR., TRUSTEE
                         FOR AND ON BEHALF OF THE HOUSTON TRUST


                         /s/ Heather J. Tomlinson
                         ----------------------------------
                         HEATHER J. TOMLINSON, JR., TRUSTEE
                         FOR AND ON BEHALF OF THE STARBUCKS TRUST

AGREED TO as of the date first
written above:

BOCP ENERGY PARTNERS, L.P.

By:  EnCap Investments L.C., Manager

     By: /s/ Robert L. Zorich
        ---------------------------------
     Robert L. Zorich, Managing Director

ENCAP ENERGY CAPITAL FUND III, L.P.

By:  EnCap Investments L.C., its general partner

     By: /s/ Robert L. Zorich
        ---------------------------------
     Robert L. Zorich, Managing Director